UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 1, 2005

                  SALOMON SMITH BARNEY AAA ENERGY FUND L.P. II
             (Exact name of registrant as specified in its charter)


   New York                    0-50272                    03-0407557
--------------            ------------------          ------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)                 Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                           399 Park Avenue - 7th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)


Registrant's telephone number, including area code: (212) 559-2011
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On July 1, 2005, Salomon Smith Barney AAA Energy Fund L.P. II (the "Fund"), issued 7,398.1433 units of limited partnership interest (the "Units") in exchange for $12,665,547 in a transaction that was not registered under the Securities Act of 1933 (the "Act").

     On August 1, 2005, Salomon Smith Barney AAA Energy Fund L.P. II (the "Fund"), issued 10,609.8239 units of limited partnership interest (the "Units") in exchange for $18,710,000 in a transaction that was not registered under the Securities Act of 1933 (the "Act"). The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and
Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                SALOMON SMITH BARNEY AAA ENERGY FUND L.P. II

                By: Citigroup Managed Futures LLC, General Partner



                By /s/ David J. Vogel
                   ------------------------------------------
                       David J. Vogel
                       President and Director


                By /s/ Daniel R. McAuliffe, Jr.
                   ------------------------------------------
                       Daniel R. McAuliffe, Jr.
                       Chief Financial Officer and Director


Date: August 3, 2005

                         Citigroup Mananged Futures LLC
                           399 Park Avenue, 7th Floor
                            New York, New York 10022


August 3, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney AAA Energy Fund L.P. II
         Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Salomon Smith Barney AAA Energy Fund L.P. II and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission's staff have any questions or comments with respect to this filing, please contact the undersigned or Delores Jaramillo of this office at (212) 559-2011.

Very truly yours,

/s/ Jennifer Magro
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    Jennifer Magro